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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                      October 13, 1999 (October 1, 1999)



                                 ZixIt Corporation
                      (formerly CustomTracks Corporation)
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


          Texas                     0-17995                 75-2216818
          -----                     -------                 ----------

      (State or other           (Commission File           (IRS employer
      Jurisdiction of                Number)            Identification No.)
       Incorporation)


                               One Galleria Tower
                                13355 Noel Road
                                   Suite 1555
                            Dallas, Texas 75240-6604
              (Address of principal executive offices) (Zip code)



              Registrant's telephone number, including area code:
                                 (972) 702-7055
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Item 5.    Other Events.
           ------------


     On October 1, 1999, ZixIt Corporation (the "Registrant") completed the previously announced purchase (the "Purchase") of all of the outstanding shares of Anacom Communications, Inc. ("Anacom"), a privately-held, Dallas-based provider of Internet transaction processing and real-time credit card processing services to Internet merchants. Consideration consists of $2.5 million in cash paid at closing and common stock, valued at a minimum of $7.5 million, to be delivered in two annual allotments. The number of shares to be delivered, set at a minimum of approximately 190,000 shares, may be increased depending on the market value of the common stock at the time of delivery. The final value of the transaction for financial accounting purposes will reflect the value of the common stock when delivered. The cash requirement of the acquisition was funded using the Registrant's working capital. Anacom will continue to operate as a separate business unit of the Registrant, using the Anacom name. The historical results of operations of Anacom were not significant compared to the Registrant's results of operations.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     (c)   Exhibits

     2.1 Purchase and Sale Agreement, dated October 1, 1999, among ZixIt Corporation, Anacom Communication, Inc. (Delaware), Anacom Communications, Inc. (Texas), Warren E. Rosenfeld and George A. DeCourcy (including exhibits A and C, but excluding exhibit B and the schedules).

     99.1 Press Release issued by the Registrant on October 1, 1999, relating to the Purchase.


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZIXIT CORPORATION



Date:  October 13, 1999                      By: /s/ Steve M. York
                                                 -----------------
                                                 Steve M. York
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS
                               -----------------



Exhibit
Number                             Description
------                             -----------

2.1 Purchase and Sale Agreement, dated October 1, 1999, among ZixIt Corporation, Anacom Communications, Inc. (Delaware), Anacom Communications, Inc. (Texas), Warren E. Rosenfeld and George A. DeCourcy (including exhibits A and C, but excluding exhibit B and the schedules).

99.1 Press Release issued by the Registrant on October 1, 1999, relating to the Purchase.